INOVA TECHNOLOGY FORM 8-K
UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
December 16, 2008

INOVA TECHNOLOGY, INC.
(Formerly Edgetech Services. Inc.)

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

NEVADA	000-27397	98-0204280

(STATE OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

233 Wilshire Boulevard, Suite 400, Santa Monica, CA, 90401

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

800 757 9808

 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 1   Entry into a Material Definitive Agreement

Inova Technology, (symbol IVTH) has signed a definitive agreement to acquire Trakkers LLC and Tesselon LLC (combined below unless indicated otherwise). This transaction has closed and is effective immediately.

For the year ending December 2007, Trakker generated revenues of $2.1 million and pro forma ebitda of approximately $700,000 . Inova acquired Trakkers for $5.89 million consisting of $2.35 million paid at closing, $2.04 million paid in the form of a seller note and $1.5 million of preferred stock (non convertible and nonvoting). In order to fund the acquisition of Trakkers, Inova raised funds from its existing shareholders (including two private equity groups) and one major existing lender.

Trakkers manufactures unique multi featured RFID scanners. In September 2007, Trakkers launched the “mi” scanner. This scanner reads RFID, 1 and 2d bar code as well as mag stripes. The Mi is also GPRS enabled which allows the scanner to transmit data to any location by using wireless mobile phone networks. This combination of features and functionality makes the Mi the only device of its kind in the world. Trakkers has filed a patent application and the Mi is currently patent pending.

Trakkers will apply its RFID technology to several verticals. Trakkers currently utilizes its technology to provide the most secure and advanced lead retrieval systems in the trade show industry worldwide. Trakkers systems are compatible with 3 different badge formats - RFID, 2d barcode and RFID. There are many synergies between Trakkers and Inova. The RFID component in the Mi scanner is provided by Inova subsidiary RightTag. More about Trakkers can be found at www.trakkers.com.

The acquisition of Trakkers will enable Inova to accelerate its business plan provides the Inova with additional proprietary RFID products, critical RFID expertise and many new customers that have already adopted the use of RFID technology.

The purchase price allocation is preliminary awaiting a final valuation of the assets acquired.  The estimated fair values of the assets acquired and the liabilities assumed at September 1, 2008 are as follows:

Cash	$66,614
Fixed Assets	1,781,149
Inventory	58,000
Prepaid expense	14,000
Goodwill	4,459,626
Accounts payable	(345)

Shareholder loans
Total	$6,379,044

The financial results of the acquisition are included in the financial statements below. The following shows the unaudited pro forma results of operations.

* Pursuant to Item 601(b)(2) of Regulation S-K, certain of the exhibits and schedules may have been omitted. If so, such exhibits and schedules will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Inova Technology, Inc.

Date: December 16, 2008	By:	/s/ Adam Radly
Adam Radly
Chairman & Chief Executive Officer

Trakkers/Tesselon acquisition: Proforma financial statements with Inova

Balance sheet:

	8/31/2008	8/31/2008	7/31/2008	Proforma
	Trakkers	Tesselon	Inova	Total

Cash	59,502	7,112	256,805	323,419

Accounts Receivable	3,067,870	3,067,870

Other assets	108,610	87,372	865,387	1,061,369

Goodwill	6,642,006	6,642,006

Fixed assets	1,704,277	-	186,268	1,890,545

Total assets	1,872,389	94,484	11,018,336	12,985,209

Liabilities	1,228,439	-	7,664,346	8,892,785

Equity	643,950	94,484	3,353,990	4,092,424

Total liabilities & equity	1,872,389	94,484	11,018,336	12,985,209

Income statement:

	3 months ending	3 months ending	3 months ending
	8/31/2008	8/31/2008	7/31/2008	Proforma
	Trakkers	Tesselon	Inova	Total

Revenue	261,102	81,589	5,892,315	6,235,006

Cost of sales	(37,926)	(74,008)	(4,040,229)	(4,152,163)

Operating expenses	(462,221)	(10,572)	(1,550,270)	(2,023,063)

Net income	(239,045)	(2,991)	301,816	59,780

EBITDA	(14,828)	7,581	750,128	742,881

Income statement:

	12 months ending	12 months ending	12 months ending
	4/30/2008	4/30/2008	4/30/2008	Proforma
	Trakkers	Tesselon	Inova	Total

Revenue	1,862,527	1,265,589	5,442,402	8,570,518

Cost of sales	(235,696)	(1,173,625)	(4,109,518)	(5,518,839)

Operating expenses	(1,809,641)	(41,440)	(2,308,946)	(4,160,027)

Net income	(182,810)	50,524	(976,062)	(1,108,348)

EBITDA	520,766	92,812	(158,984)	454,594

TRAKKER TECHNOLOGIES, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2007

TRAKKER TECHNOLOGIES, LLC

FINANCIAL STATEMENTS

Page
Auditor’s Report	8
Balance Sheet	9
Statement of Operations and Retained Earnings	10
Statement of Cash Flows	11
Notes to Financial Statements	12-13

LEVY & ASSOCIATES
2101 NW CORPORATE BLVD. #317
BOCA RATON, FL  33431
(561) 998-7770

AUDITOR’S REPORT

TO THE MEMBERS
TRAKKER TECHNOLOGIES, LLC

We have audited the accompanying balance sheet of TRAKKER TECHNOLOGIES, LLC as of December 31, 2006 and 2007, and the related statements of revenues and expenses, changes in retained earnings, and cash flows for the years then ended.  These financial statements are the responsibility of management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TRAKKER TECHNOLOGIES, LLC as of December 31, 2006 and 2007 and the results of its operation and its cash flow for the period then ended in conformity with generally accepted accounting principles.

Respectfully submitted,

Levy & Associates

November 19, 2008

TRAKKER TECHNOLOGIES, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2007

	2007	2006
ASSETS
Cash	$88,428	$9,498
Accounts Receivable	89,521	53,346
Notes Receivable	0	80,000
Inventory (Work in Process)	589,195	86,600

TOTAL CURRENT ASSETS	767,144	229,444

FIXED ASSETS

Equipment	4,321,832	3,587,807
Transportation Equipment	22,398	22,398
Furniture & Fixtures	44,274	44,274
Leasehold Improvements	27,278	17,281
Less: Accumulated Depreciation	(3,271,207)	(2,787,243)

TOTAL FIXED ASSETS	1,144,575	884,517

OTHER ASSETS

Deposits	14,377	0

TOTAL OTHER ASSETS	14,377	0

TOTAL ASSETS	$1,926,096	$1,113,961

LIABILITIES AND OWNER'S EQUITY

CURRENT LIABILITIES:

Accounts Payable	34,533	80
Payroll Taxes Payable	132	0

TOTAL CURRENT LIABILITIES	34,665	80

LONG-TERM LIABILITIES:

Notes Payable - Symbol	0	193,942
Note Payable - Sterling Savings	343,200	0
Note Payable - Line of Credit	400,000	80,000
Member Loans Payable	275,000	0

TOTAL LONG-TERM LIABILITIES	1,018,200	273,942

TOTAL LIABILITIES	1,052,865	274,022

MEMBERS’ EQUITY:

Members’ Capital	873,231	839,939
TOTAL MEMBERS’ EQUITY	873,231	839,939
TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	1,926,096	$1,113,961

See accompanying auditor’s report and notes to financial statements.

TRAKKER TECHNOLOGIES, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2007

	2007	2006

SALES	$2,146,547	$3,105,268

DIRECT EXPENSES:

COST OF GOODS SOLD	147,475	704,315
FREIGHT	93,016	85,063

TOTAL DIRECT EXPENSES	240,491	789,378

GROSS PROFIT	1,906,056	2,315,890

OPERATING EXPENSES:

Automobile Expenses	1,433	1,741
Bank Service Charges	135	81
Co-op Advertising	3,392	6,456
Computer Expense	0	8,496
Contributions	155	2,060
Credit Card Fees	39,359	40,864
Depreciation Expense	483,964	522,299
Dues & Subscriptions	5,387	3,244
Equipment Rental	0	5,070
Equipment Expense	0	5,737
Insurance	18,632	13,293
Interest Expense	63,814	42,811
IT Expenses	27,693	14,503
Legal & Accounting	17,019	6,781
Management Fee	0	65,432
Marketing	39,614	36,207
Miscellaneous	0	4,121
Office Supplies	1,698	6,053
Payroll Expenses	354,689	426,256
Postage & Delivery	7,385	3,332
Printing & Reproduction	81
Professional Fees	338,300	253,496
Professional Services	22,230	7,241
Research & Development	0	20,367
Rent	93,208	112,342
Repairs	12,174	10,829
Sales Commissions	35,415	40,705
Shipping Supplies	0	6,654
Taxes & Licenses	4,040	8,541
Telephone	14,732	19,622
Travel & Entertainment	35,356	18,779
Utilities	5,897	6,078

TOTAL OPERATING EXPENSES	1,625,802	1,719,491

PROFIT (LOSS) FROM OPERATIONS	280,254	596,399

OTHER INCOME (EXPENSE)	3,038	6,078

NET INCOME	$283,292	$602,678

MEMBERS’ EQUITY - BEG.	839,939	562,261
Less: Distributions	(250,000)	(40,417)
MEMBERS’ EQUITY- ENDING	873,231	839,939

See accompanying auditor’s report and notes to financial statements.

TRAKKER TECHNOLOGIES, LLC

STATEMENT OF OPERATIONS AND CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2007

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:

Net Income	$283,292	$602,678

Adjustments to reconcile net profit to net cash used by operating activities:

Increase (Decrease) in Accounts Payable	34,453	(18,103)
Increase in Notes receivable	80,000	(71,086)
Increase in Accounts Receivable	(36,175)	(18,771)
Increase in Inventory	(502,595)	6,423
Decrease in Customer Deposits	(14,377)	(5,524)
Decrease in Taxes Payable	132	(35)
Depreciation	483,964	485,098

NET CASH PROVIDED BY OPERATING ACTIVITIES	328,694	980,680

CASH FLOWS FROM INVESTING ACTIVITIES:

Purchase of Equipment	(744,022)	(324,305)

NET CASH USED BY INVESTING ACTIVITIES	(744,022)	(324,305)

CASH FLOWS FROM FINANCING ACTIVITIES:

Borrowings (Payments on) Notes Payable	744,258	(483,553)

Distributions to Members	(250,000)	(325,000)

NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	494,258	(808,553)

NET INCREASE (DECREASE) IN CASH	78,930	(152,178)

CASH - BEGINNING OF YEAR	9,498	161,676

CASH - END OF YEAR	88,428	9,498

See accompanying auditor’s report and notes to financial statements.

TRAKKER TECHNOLOGIES, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2007

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Business: Trakker Technologies, LLC (the Company) was incorporated on October 1, 1997, pursuant to the laws of Montana.  Trakkers manufactures unique multi-featured RFID scanners. In September 2007, Trakkers launched the mi scanner. This scanner reads RFID, 1 and 2d bar code as well as mag stripes. The Mi is also GPRS enabled which allows the scanner to transmit data to any location by using wireless mobile phone networks. This combination of features and functionality makes the Mi the only device of its kind in the world. Trakkers has filed a patent application and the Mi is currently patent pending.

Trakkers currently utilizes its technology to provide the most secure and advanced lead retrieval systems in the trade show industry worldwide. Trakkers systems are compatible with 3 different badge formats - RFID, 2d barcode and RFID.

Revenue Recognition: The businesses recognize product revenue at the time of it is earned.

Income Taxes: As a multi-member Limited Liability Company the Company is taxed as a partnership under provisions of the Internal Revenue Code.  Under these provisions, the Company does not pay federal or state corporate income taxes on its taxable income.  Instead, the members are liable for individual income tax for their proportionate share of members’ taxable income. Therefore, no liability or provision for federal income taxes has been made.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenue and expenses.  All of management’s estimates have been reviewed for reasonableness.

NOTE B - ACCOUNTS RECEIVABLE

Accounts are charged to bad debt expense when they become uncollectible based upon a periodic review of the accounts.  As of December 31, 2006 and 2007, no allowance for uncollectible accounts was considered necessary.  During the period ended December 31, 2007, the company incurred no bad debt expense.

NOTE C - INVENTORY

Inventory consists of items in work-in-process and is valued at the lower of average cost or market based on a year-end physical count.

NOTE D - CURRENT LIABILITIES

Current liabilities at December 31, 2007 consist of the following:

Trade Accounts Payable	$34,533
Payroll Taxes Payable	132
Totals	$34,665

NOTE E - NOTES PAYABLE

Notes Payable consist of a bank note to Sterling Savings dated December 14, 2007 with a maturity date of December 15, 2010 the current balance due on this note is $343,200 with $143,200 undisbursed funds available as of December 31, 2007.  A revolving credit line from the same institution has a balance of $400,000 at year-end.

NOTE F - NOTES PAYABLE MEMBERS

Notes Payable to members total $275,000 for Trakker Technologies, LLC of December 31, 2007.  These notes are unsecured and have no repayment terms.

NOTE G - SUBSEQUENT EVENTS

Inova Technology, (symbol IVTH) has signed a definitive agreement to acquire Trakkers LLC. This transaction has closed and is effective immediately.  Inova acquired Trakkers for $6.2 million including $2 million paid in the form of a seller note and $1.5 million of preferred stock (non-convertible and nonvoting). In order to fund the acquisition of Trakkers, Inova raised funds from its existing shareholders (including two private equity groups) and one major existing lender.

TRAKKER TECHNOLOGIES, LLC

FINANCIAL STATEMENTS

JUNE 30, 2008

TRAKKER TECHNOLOGIES, LLC

FINANCIAL STATEMENTS

Page
Accountants’Report	16
Balance Sheet	17
Statement of Operations and Retained Earnings	18
Statement of Cash Flows	19
Notes to Financial Statements	20-21

LEVY & ASSOCIATES
2101 NW CORPORATE BLVD. #317
BOCA RATON, FL  33431
(561) 998-7770

ACCOUTANTS’ REPORT

TO THE MEMBERS
TRAKKER TECHNOLOGIES, LLC

We have reviewed the accompanying balance sheet of Trakker Technologies, LLC (a limited liability company) as of June 30, 2008, and the related statements of income and members’ equity and cash flows for the year then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Trakker Technologies, LLC.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Respectfully submitted,

Levy & Associates

November 19, 2008

TRAKKER TECHNOLOGIES, LLC

FINANCIAL STATEMENTS

JUNE 30, 2008

ASSETS

Cash	$57,684
Accounts Receivable	492,668

TOTAL CURRENT ASSETS	550,352

FIXED ASSETS

Equipment	5,310,608
Furniture & Fixtures	44,274
Leasehold Improvements	27,278
Less: Accumulated Depreciation	(3,589,273)

TOTAL FIXED ASSETS	1,792,887

OTHER ASSETS

Goodwill	33,650
Deposits	6,500

TOTAL OTHER ASSETS	40,150

TOTAL ASSETS	$2,383,389

LIABILITIES AND OWNER'S EQUITY

CURRENT LIABILITIES:

Accounts Payable	62,092
Payroll Taxes Payable	299

TOTAL CURRENT LIABILITIES	62,391

LONG-TERM LIABILITIES:

Notes Payable - Non-Members	85,000
Note Payable - Sterling Savings	410,521
Note Payable - Line of Credit	200,000
Member Loans Payable	365,000

TOTAL LONG-TERM LIABILITIES	1,060,521

TOTAL LIABILITIES	1,122,912

MEMBERS’ EQUITY:

Members’ Capital	1,260,477
TOTAL MEMBERS’ EQUITY	1,260,477
TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	2,383,389

See accompanying accountants’ report and notes to financial statements.

TRAKKER TECHNOLOGIES, LLC

FINANCIAL STATEMENTS

JUNE 30, 2008

SALES	$1,589,520

DIRECT EXPENSES:

COST OF GOODS SOLD	126,093
FREIGHT	39,776

TOTAL DIRECT EXPENSES	165,869

GROSS PROFIT	1,423,651

OPERATING EXPENSES:

Automobile Expenses	121
Bank Service Charges	205
Co-op Advertising	3,378
Contributions	800
Credit Card Fees	22,364
Depreciation Expense	337,306
Dues & Subscriptions	1,150
Insurance	13,846
Interest Expense	92,005
IT Expenses	11,833
Legal & Accounting	25,408
Marketing	12,201
Miscellaneous	1,626
Office Supplies	1,507
Payroll Expenses	166,251
Postage & Delivery	1,841
Professional Fees	225,533
Rent	47,716
Repairs	2,372
Sales Commissions	19,817
Taxes & Licenses	30
Telephone	5,878
Travel & Entertainment	23,781
Utilities	3,105

TOTAL OPERATING EXPENSES	1,020,074

PROFIT FROM OPERATIONS	403,577

OTHER INCOME	19

NET INCOME	$403,596

MEMBERS’ EQUITY - BEG.	873,231
Less: Distributions	(16,350)
MEMBERS’ EQUITY-ENDING	$1,260,477

See accompanying accountants’ report and notes to financial statements.

TRAKKER TECHNOLOGIES, LLC

STATEMENT OF OPERATIONS AND CASH FLOWS

JUNE 30, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:

Net Profit	$403,596

Adjustments to reconcile net profit to net cash used by operating activities:

Depreciation	318,066
Increase in Accounts Payable	27,559
Increase in Accounts Receivable	(403,147)
Decrease in Inventory	589,195
Decrease in Customer Deposits	7,877
Increase in Taxes Payable	167

NET CASH PROVIDED BY OPERATING ACTIVITIES	943,313

CASH FLOWS FROM INVESTING ACTIVITIES:

Purchase of Equipment	(966,378)
Purchase of Goodwill	(33,650)

NET CASH USED BY INVESTING ACTIVITIES	(1,000,028)

CASH FLOWS FROM FINANCING ACTIVITIES:

Borrowings on Notes Payable	42,321
Distributions to Members	(16,350)

NET CASH PROVIDED BY FINANCING ACTIVITIES	25,971

NET DECREASE IN CASH	(30,744)

CASH - BEGINNING OF YEAR	88,428

CASH - END OF YEAR	57,684

Cash Paid for Interest Expense $92,005.

See accompanying accountants’ report and notes to financial statements.

TRAKKER TECHNOLOGIES, LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Business: Trakker Technologies, LLC (the Company) was incorporated on October 1, 1997, pursuant to the laws of Montana.  Trakkers manufactures unique multi-featured RFID scanners. In September 2007, Trakkers launched the mi scanner. This scanner reads RFID, 1 and 2d bar code as well as mag stripes. The Mi is also GPRS enabled which allows the scanner to transmit data to any location by using wireless mobile phone networks. This combination of features and functionality makes the Mi the only device of its kind in the world. Trakkers has filed a patent application and the Mi is currently patent pending.

Trakkers currently utilizes its technology to provide the most secure and advanced lead retrieval systems in the trade show industry worldwide. Trakkers systems are compatible with 3 different badge formats - RFID, 2d barcode and RFID.

Revenue Recognition: The businesses recognize product revenue at the time of it is earned.

Income Taxes: As a multi-member Limited Liability Company the Company is taxed as a partnership under provisions of the Internal Revenue Code.  Under these provisions, the Company does not pay federal or state corporate income taxes on its taxable income.  Instead, the members are liable for individual income tax for their proportionate share of members’ taxable income. Therefore, no liability or provision for federal income taxes has been made.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenue and expenses.  All of management’s estimates have been reviewed for reasonableness.

NOTE B - ACCOUNTS RECEIVABLE

Accounts are charged to bad debt expense when they become uncollectible based upon a periodic review of the accounts.  As of June 30, 2008, no allowance for uncollectible accounts was considered necessary.  During the period ended June 30, 2008, the company incurred no bad debt expense.

NOTE C - INVENTORY

Inventory consists of items available for retail sale and is valued at the lower of average cost or market based on a year-end physical count.

NOTE D - CURRENT LIABILITIES

Current liabilities at June 30, 2008 consist of the following:

Trade Accounts Payable	$62,092
Payroll Taxes Payable	299
Totals	$62,391

NOTE E - NOTES PAYABLE

Notes Payable consist of a bank note to Sterling Savings dated December 14, 2007 with a maturity date of December 15, 2010 the current balance due on this note is $410,521 June 30,2008.  A revolving credit line from the same institution has a balance of $200,000 at year-end. Notes Payable to non-members total $85,000 for Trakker Technologies, LLC of June 30, 2008.  These notes are unsecured and have no repayment terms. Notes payable to members total $365,000 at June 30, 2008.  These notes are unsecured and have no repayment terms.

NOTE F - SUBSEQUENT EVENTS

Inova Technology, (symbol IVTH) has signed a definitive agreement to acquire Trakkers LLC. This transaction has closed and is effective immediately.  Inova acquired Trakkers for $6.2 million including $2 million paid in the form of a seller note and $1.5 million of preferred stock (non-convertible and nonvoting). In order to fund the acquisition of Trakkers, Inova raised funds from its existing shareholders (including two private equity groups) and one major existing lender.

TESSELON, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2007

TESSELON, LLC

FINANCIAL STATEMENTS

APRIL 30, 2006 AND 2007

Page
Auditor’s Report	24
Balance Sheet	25
Statement of Operations and Retained Earnings	26
Statement of Cash Flows	27
Notes to Financial Statements	28-29

LEVY & ASSOCIATES
2101 NW CORPORATE BLVD. #317
BOCA RATON, FL  33431
(954) 557-0534

AUDITOR’S REPORT

TO THE BOARD OF DIRECTORS
TESSELON, LLC

We have audited the accompanying balance sheet of TESSELON, LLC as of December 31, 2006 and 2007, and the related statements of revenues and expenses, changes in retained earnings, and cash flows for the years then ended.  These financial statements are the responsibility of management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TESSELON, LLC as of April 30, 2006 and 2007 and the results of its operation and its cash flow for the period then ended in conformity with generally accepted accounting principles.

Respectfully submitted,

Levy & Associates

November 22, 2008

TESSELON, LLC
FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2007

	2007	2006
ASSETS

Cash	$85,810	$362
Accounts Receivable	70,538	0
Inventory - Work in Process	0	53,108

Total Current Assets	156,348	53,470

Other Assets:

Intellectual Property	211,434	211,434
Less: Accumulated Amortization	(166,370)	(64,082)
	105,064	147,352
Deposits	1,500	0

Total Other Assets	106,564	147,352

TOTAL ASSETS	$262,912	$200,822

LIABILITIES AND OWNER'S EQUITY

CURRENT LIABILITIES:

Accounts Payable	$64,125	$940

TOTAL CURRENT LIABILITIES	64,125	940

TOTAL LIABILITIES	64,125	940

MEMBERS’ EQUITY:

Members’ Capital	198,787	199,882

TOTAL MEMBERS’ EQUITY	198,787	199,882
TOTAL LIABILITIES AND MEMBERS’ EQUITY	$262,912	$200,822

See accompanying auditor’s report and notes to financial statements.

TESSELON, LLC
FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2007

	2007	2006

SALES	$1,018,275	$953,821

DIRECT EXPENSES:

COST OF GOODS SOLD	1,018,275	784,810
FREIGHT COSTS	0	5,375

TOTAL DIRECT EXPENSES	1,018,275	790,185

GROSS PROFIT	56,248	163,636

OPERATING EXPENSES:

Amortization	42,288	41,640
Bank Service Charges	0	5
Customs/Brokerage Fees	0	71
Engineering Fees	0	700
Licenses & Permits	15	15
Legal Fees	40	0
Postage & Shipping	0	940
Travel	0	1,800

TOTAL OPERATING EXPENSES	42,343	45,171

PROFIT (LOSS) FROM OPERATIONS	13,905	118,465

NET INCOME	$13,905	$118,465

MEMBERS’ EQUITY - BEG.	199,882	176,417

Less: Distributions	(15,000)	(95,000)

MEMBERS’ EQUITY-ENDING	$198,787	$199,882

See accompanying auditor’s report and notes to financial statements.

TESSELON, LLC
STATEMENT OF OPERATIONS AND CASH FLOWS
DECEMBER 31, 2006 AND 2007

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Profit (Loss)	$13,905	$118,465

Adjustments to reconcile net profit to net cash used by operating activities:

Amortization	42,288	41,640
Increase in Accounts Payable	63,185	940
Decrease (Increase) in Inventory	53,108	(53,108)
Increase in Deposits	(1,500)	0
Increase in Accounts Receivable	(70,538)	0

NET CASH PROVIDED BY OPERATING ACTIVITIES	100,448	107,937

CASH FLOWS FROM INVESTING ACTIVITIES:

Purchase of Intellectual Property	0	(12,961)

NET CASH USED BY INVESTING ACTIVITIES	0	(12,961)

CASH FLOWS FROM FINANCING ACTIVITIES:

Distributions to Members	(15,000)	(95,000)

NET CASH USED BY FINANCING ACTIVITIES	(15,000)	(95,000)

NET INCREASE IN CASH	85,448	24

CASH - BEGINNING OF YEAR	362	386
CASH - END OF YEAR	85,810	362

See accompanying auditor’s report and notes to financial statements.

TESSELON, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2007

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Business: Tesselon, LLC (the Company) was incorporated on May 13, 2005 pursuant to the laws of Montana.

Revenue Recognition: The businesses recognize product revenue at the time of it is earned.

Income Taxes: As a multi-member Limited Liability Company the Company is taxed as a partnership under provisions of the Internal Revenue Code.  Under these provisions, the Company does not pay federal or state corporate income taxes on its taxable income.  Instead, the members are liable for individual income tax for their proportionate share of members’ taxable income. Therefore, no liability or provision for federal income taxes has been made.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenue and expenses.  All of management’s estimates have been reviewed for reasonableness.

NOTE B - ACCOUNTS RECEIVABLE

Accounts are charged to bad debt expense when they become uncollectible based upon a periodic review of the accounts.  As of December 31, 2006 and 2007, no allowance for uncollectible accounts was considered necessary.  During the period ended December 31, 2007, the company incurred no bad debt expense.

NOTE C - INVENTORY

Inventory consists of work in process and is valued at the lower of average cost or market based on a year-end physical count.

NOTE D- INTELLECTUAL PROPERTY

Intellectual property consists of certain intangible patent rights net of amortization based on the straight-line method over their useful lives.

NOTE E - CURRENT LIABILITIES

Current liabilities at December 31, 2006 and 2007 consist of trade accounts Payable of $940 and $64,125, respectively.

NOTE F - SUBSEQUENT EVENTS

Inova Technology, (symbol IVTH) has signed a definitive agreement to acquire Tesselon, LLC. This transaction has closed and is effective immediately.

TESSELON, LLC

FINANCIAL STATEMENTS

JUNE 30,2008

TESSELON, LLC

FINANCIAL STATEMENTS

LEVY & ASSOCIATES
2101 NW CORPORATE BLVD. #317
BOCA RATON, FL  33431
(561) 998-7770

ACCOUNTANTS’ REPORT

TO THE BOARD OF DIRECTORS
TESSELON, LLC

We have reviewed the accompanying balance sheet of Tesselon, LLC (a limited liability company) as of June 30, 2008, and the related statements of income and members’ equity and cash flows for the year then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Tesselon, LLC.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Respectfully submitted,

Levy & Associates

November 19, 2008

TESSELON, LLC

FINANCIAL STATEMENTS

JUNE 30, 2008

ASSETS

Cash	$2,532
Accounts Receivable	180

TOTAL CURRENT ASSETS	2,712

OTHER ASSETS:

Intellectual Property	211,434
Less: Accumulated Amortization	(127,515)
83,919

Deposits	7,500

TOTAL OTHER ASSETS	91,419

TOTAL ASSETS	$94,131

LIABILITIES AND OWNER'S EQUITY

TOTAL LIABILITIES	0

MEMBER'S EQUITY:

Member’s Capital	94,131

TOTAL MEMBER'S EQUITY	94,131

TOTAL LIABILITIES AND MEMBER’S EQUITY	$94,131

See accompanying accountants’ report and notes to financial statements.

TESSELON, LLC

FINANCIAL STATEMENTS

FOR THE PERIOD ENDED JUNE 30, 2008

SALES	$354,586

DIRECT EXPENSES:
COST OF GOODS SOLD	321,337
FREIGHT COSTS	60

TOTAL DIRECT EXPENSES	321,397

GROSS PROFIT	33,189

OPERATING EXPENSES:

Amortization	21,144
Legal Fees	50

TOTAL OPERATING EXPENSES	21,194

PROFIT FROM OPERATIONS	11,995

NET INCOME	$11,995
MEMBER'S EQUITY - BEG.	198,787
Less: Distributions	(116,651)

MEMBER'S EQUITY-ENDING	94,131

See accompanying accountants’ report and notes to financial statements.

TESSELON, LLC

STATEMENT OF OPERATIONS AND CASH FLOWS

FOR THE PERIOD ENDED JUNE 30, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:

Net Profit (Loss)	$11,995

Adjustments to reconcile net profit to net cash used by operating activites:

Decrease in Accounts Payable	(64,125)
Decrease in Accounts Receivable	70,358
Increase in Deposits	(6,000)
Amortization	21,145

NET CASH PROVIDED BY OPERATING ACTIVITIES	33,373

NET CASH USED BY INVESTING ACTIVITIES	0

CASH FLOWS FROM FINANCING ACTIVITIES:

DISTRIBUTIONS TO MEMBERS	(116,651)

NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	(116,651

DECREASE IN CASH	(83,278)

CASH - BEGINNING OF YEAR	85,810
CASH - END OF YEAR	2,532

See accompanying accountants’ report and notes to financial statements.

TESSELON, LLC

NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Business: Tesselon, LLC, LLC (the Company) was incorporated on May 13, 2005, pursuant to the laws of Montana

Revenue Recognition: The businesses recognize product revenue at the time of it is earned.

Income Taxes: As a multi-member Limited Liability Company the Company is taxed as a partnership under provisions of the Internal Revenue Code.  Under these provisions, the Company does not pay federal or state corporate income taxes on its taxable income.  Instead, the members are liable for individual income tax for their proportionate share of members’ taxable income. Therefore, no liability or provision for federal income taxes has been made.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenue and expenses.  All of management’s estimates have been reviewed for reasonableness.

NOTE B - ACCOUNTS RECEIVABLE

Accounts are charged to bad debt expense when they become uncollectible based upon a periodic review of the accounts.  As of December 31, 2006 and 2007, no allowance for uncollectible accounts was considered necessary.  During the period ended December 31, 2007, the company incurred no bad debt expense.

NOTE C- INTELLECTUAL PROPERTY

Intellectual property consists of certain intangible patent rights net of amortization based on the straight-line method over their useful lives

NOTE D - SUBSEQUENT EVENTS

Inova Technology, (symbol IVTH) has signed a definitive agreement to acquire Tesselon, LLC. This transaction has closed and is effective immediately.